UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2023

Zevra Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36913	20-5894398
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1180 Celebration Boulevard, Suite 103,

Celebration, FL 34747

(Address of principal executive offices) (Zip Code)

(321) 939-3416

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ZVRA	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Contingent Value Rights Agreement

On November 17, 2023, in connection with the consummation of the Merger (as defined below), Zevra Therapeutics, Inc., a Delaware corporation (“Zevra,” or the “Company”), entered into a Contingent Value Rights Agreement (the “CVR Agreement”) with Computershare, Inc., a Delaware corporation, and its affiliate Computershare Trust Company, N.A., a federally chartered trust company, jointly as rights agent.

Pursuant to the CVR Agreement, a holder of a contingent value right (“CVR”) is entitled to receive cash payments (each a “Milestone Payment”) from Zevra upon the achievement of up to four annual net sales milestones, up to three regulatory milestones and two other milestones by November 17, 2035 (the “Milestone Period”), net of the amount payable, if any, to SWK Funding LLC. If applicable, each Milestone Payment would be paid only once, upon first achievement of the corresponding milestone, regardless of the number of times such event is achieved. Zevra will use diligent efforts to achieve the milestones.

There are up to four potential annual net sales milestones based on the annual net sales of OLPRUVA® during the milestone period. Such milestones, if achieved, and the associated the Milestone Payments are as follows:

•	If annual net sales of OLPRUVA® equal or exceed $35.0 million, a $7.0 million Milestone Payment is triggered.

•	If annual net sales of OLPRUVA® equal or exceed $50.0 million, a $7.0 million Milestone Payment is triggered.

•	If annual net sales of OLPRUVA® equal or exceed $100 million, a $10.0 million Milestone Payment is triggered.

•	If annual net sales of OLPRUVA® equal or exceed $200 million, a $10.0 million Milestone Payment is triggered.

There are up to three potential regulatory milestones based on certain FDA approvals during the Milestone Period. Such milestones, if achieved, and the associated the Milestone Payments and are as follows:

•

If the FDA approves a supplemental new drug application for OLPRUVA® for the treatment of Maple Syrup Urine Disease as a second indication to the label for OLPRUVA®, a $12.0 million Milestone Payment is triggered.

•	If the FDA approves OLPRUVA® for any indication other than treatment of urea cycle disorders or Maple Syrup Urine Disease, a $10.0 million Milestone Payment is triggered.

•	If the FDA approves EDSIVO™ (celiprolol) for the treatment of vascular Ehlers-Danlos syndrome in patients with a confirmed type III collagen mutation, a $20.0 million Milestone Payment is triggered.

The are two other potential milestones, and those milestones and associated Milestone Payments are as follows:

•

If, during the Milestone Period, (x) Zevra receives funding of at least $20.0 million from a governmental entity for the development of ACER-2820 for the treatment of any indication, and within three years of such funding, Zevra grants a license to a third party for the purpose of developing and commercializing ACER-2820, or sells the ACER-2820 intellectual property to a third party or (y) Zevra or an affiliate obtains FDA approval for the use of ACER-2820 for treatment of any indication, then a Milestone Payment equal to the greater of (a) 10% of the total cash consideration paid to the Zevra for the license or sale of the ACER-2820 intellectual property or (b) $5.0 million, is triggered.

•

If, during the Milestone Period, the FDA issues a priority review voucher (“PRV”) to Zevra for approval of ACER-2820, and Zevra thereafter sells that PRV, then a Milestone Payment equal to 25% of the total cash consideration paid to Zevra for the PRV is triggered.

For purposes of the CVR Agreement:

•

OLPRUVA® means the pharmaceutical product comprising sodium phenylbutyrate for oral suspension for the treatment of diseases, including Urea Cycle Disorders involving deficiencies of carbamylphosphate sythetase, ornithine transcarbamylase, or argininosuccinic acid synthetase as described in new drug application No. 214860 and approved by the FDA on December 22, 2022;

•

EDSIVO™ means the pharmaceutical product for the treatment of vascular Ehlers-Danlos syndrome with confirmed COL3A1 mutation comprising celiprolol as the sole active pharmaceutical ingredient, as described in IND No. 127365, which has been under development (including clinical development) prior to the date of the CVR Agreement; and

•	ACER-2820 means the pharmaceutical product for the treatment of certain viral infections comprising emetine as the active pharmaceutical ingredient.

The CVRs will not be evidenced by a certificate or any other instrument. The CVRs will not have any voting or dividend rights, and interest will not accrue on any amounts payable in respect of the CVRs. The CVRs will not represent any equity or ownership interest in Zevra, any constituent company to the Merger, or any of their affiliates.

The foregoing description of the CVR Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the CVR Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On November 17, 2023 (the “Closing Date”), Zevra completed the previously announced acquisition of Acer Therapeutics Inc., a Delaware corporation (“Acer”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated August 30, 2023, by and among Zevra, Aspen Z Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Zevra (“Merger Sub”), and Acer.

Pursuant to the Merger Agreement, on the Closing Date, Merger Sub was merged with and into Acer (the “Merger”), with Acer continuing as the surviving corporation of the Merger and a wholly-owned subsidiary of the Company. At the effective time of the Merger (the “Effective Time”), each share of Common Stock, $0.0001 par value per share of Acer, that was outstanding immediately prior to the Effective Time (excluding cancelled shares and any shares held by holders who have exercised their appraisal rights), was automatically converted into the right to receive (A) 0.1210 validly issued, fully paid and non-assessable shares of Zevra common stock, $0.0001 par value per share(the “Stock Consideration”), and (B) one CVR (together with the Stock Consideration, the “Merger Consideration”) representing the right to receive one or more contingent payments, if any, upon the achievement of certain milestones, as set forth in the CVR Agreement.

In addition, effective as of immediately prior to the Effective Time, all of the outstanding and unexercised Acer stock options were automatically canceled and ceased to exist without any cash or other consideration being paid or provided in respect thereof.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure

On November 20, 2023, the Company issued a press release announcing the completion of the Merger and the pricing of the Registered Direct Offering (as defined below). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01.	Other Events

Securities Purchase Agreement

On November 20, 2023, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a healthcare focused investment fund (the “Investor”), pursuant to which the Company in a registered direct offering conducted without an underwriter or placement agent (the “Registered Direct Offering”) agreed to (i) issue and sell, and the Investor agreed to purchase, an aggregate of 1,382,489 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and accompanying warrants to purchase up to 1,382,489 shares of Common Stock (the “Warrants”) at a combined purchase price of $4.34 per Share and accompanying Warrant, for gross proceeds of approximately $6.0 million, and (ii) issue 917,934 shares of the Company’s common stock in exchange for the cancellation of a warrant held by the Investor to purchase 2,920,306 shares of common stock of Acer. The Registered Direct Offering was conducted pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-257661), which was filed with the Securities Exchange Commission (the “SEC”) on July 2, 2021 and became effective on July 12, 2021, and the prospectus contained therein, as supplemented by a prospectus supplement to be filed with the SEC. The Warrants are immediately exercisable and will expire five years from the date of issuance. The Registered Direct Offering is expected to close on or about November 22, 2023, subject to the satisfaction of customary closing conditions.

The Company intends to use the net proceeds of the offering for general corporate purposes.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing and indemnification obligations customary for transactions of this type. The provisions of the Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the Company. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

The foregoing descriptions of the Purchase Agreement and the form of Warrant are summaries of their material terms, do not purport to be complete, and are qualified in their entirety by reference to each of the Purchase Agreement and the form of Warrant, copies of which are being filed as Exhibits 99.2 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Latham & Watkins LLP, counsel to the Company, has issued an opinion to the Company, dated November 20, 2023, regarding the validity of the shares of common stock to be issued and sold in the offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statement regarding: the anticipated amount of net proceeds from the Registered Direct Offering and the intended use of such proceeds, our anticipated financial performance, our industry, business strategy, plans, goals and expectations concerning our market position, future operations and other financial and operating information. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are discussed under the caption “Risk Factors—Risks Related to the Merger” and “ —Risks Related to the Combined Company Following the Merger” in a definitive proxy statement/prospectus filed with the SEC on October 10, 2023, under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 7, 2023, as updated by our Quarterly Report on Form 10-Q filed with the SEC on November 7, 2023, and in our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made herein. Any such forward-looking statements represent management’s beliefs as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The Company expects to provide the financial statements required by Item 9.01(a) on Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st calendar day after the required filing date for this Current Report on Form 8-K.

(b)    Pro forma Financial Information.

The Company expects to provide the pro forma financial statements required by Item 9.01(b) on Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st calendar day after the required filing date for this Current Report on Form 8-K.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of August 30, 2023 by and among Zevra Therapeutics, Inc., Aspen Z Merger Sub, Inc., and Acer Therapeutics Inc. (incorporated by reference to Exhibit 2.1 to Zevra’s Report on Form 8-K filed on August 31, 2023)*

4.1	Form of Warrant

5.1	Opinion of Latham & Watkins LLP

10.1	Contingent Value Rights Agreement, dated as of November 17, 2023, by and among Zevra Therapeutics, Inc., Computershare, Inc., and Computershare Trust Company, N.A.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

99.1	Press Release, dated November 20, 2023

99.2	Securities Purchase Agreement, dated as of November 20, 2023, by and between Zevra Therapeutics, Inc. and the Investor

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*

Pursuant to Item 601(a)(5) of Regulation S-K, schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zevra Therapeutics, Inc.

Date: November 20, 2023	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer